                          . BT PYRAMID MUTUAL FUNDS .

                              BT INVESTMENT EQUITY
                                 500 INDEX FUND


                                   PROSPECTUS
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                                 APRIL 30, 1998
                           AS REVISED APRIL 12, 1999

BT Pyramid Mutual Funds (the "Trust") is an open-end, management investment company (mutual fund) which consists of a number of separate investment funds. The BT Investment Equity 500 Index Fund (the "Fund") is a separate series of the Trust. The Fund seeks to match the performance of the stock market as rep-resented by the Standard & Poor's Daily Stock Price Index of 500 Common Stocks (the "S&P 500") before the deduction of expenses allocable to shares of the Fund and the Equity 500 Index Portfolio (the "Portfolio") (the "Expenses"). There is no assurance, however, that the Fund will be able to achieve its stated objective.

Please read this Prospectus carefully before investing and retain it for future reference. It contains important information about the Fund that you should know and can refer to in deciding whether the Fund's goals match your own.

A Statement of Additional Information ("SAI") with the same date has been filed with the Securities and Exchange Commission ("SEC"), and is incorporated herein by reference. You may request a free copy of the SAI or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling the Fund's Service Agent at 1-800-730-1313. The SAI, material incor-porated by reference into this document, and other information regarding the Trust is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).

UNLIKE OTHER MUTUAL FUNDS, THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS ("ASSETS") IN THE PORTFOLIO, A SEPA-RATE INVESTMENT COMPANY WITH AN IDENTICAL INVESTMENT OBJECTIVE. THE INVESTMENT PERFORMANCE OF THE FUND WILL CORRESPOND DIRECTLY TO THE INVESTMENT PERFORMANCE OF THE PORTFOLIO. SEE "SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUC-TURE" HEREIN.

BANKERS TRUST COMPANY ("BANKERS TRUST") IS THE INVESTMENT ADVISER (THE "ADVIS-ER") OF THE PORTFOLIO. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, BANKERS TRUST OR ANY OTHER BANKING OR DEPOSITORY INSTITUTION. SHARES ARE NOT FEDERALLY GUARANTEED OR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE U.S. GOVERNMENT, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPEC-TUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ICC DISTRIBUTORS, INC.
                 Two Portland Square . Portland, Maine . 04101

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TABLE OF CONTENTS

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
                                                                           PAGE
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
The Fund..................................................................    3

Who May Invest............................................................    3

Summary of Fund Expenses..................................................    4

Financial Highlights......................................................    5

Investment Objective and Policies.........................................    6

Risk Factors: Matching the Fund to Your Investment Needs..................    8

Net Asset Value...........................................................   10

Purchase and Redemption of Shares.........................................   10

Dividends, Distributions and Taxes........................................   14

Performance Information and Reports.......................................   15

Management of the Trust and Portfolio.....................................   16

Additional Information....................................................   19


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                                       2

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THE FUND
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The Fund seeks to replicate as closely as possible (before deduction of
Expenses) the total return of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), an index emphasizing large-capitalization stocks. The Fund will include the common stock of those companies included in the S&P 500, other than Bankers Trust Corporation, selected on the basis of computer gener-ated statistical data, that are deemed representative of the industry diversi-fication of the entire S&P 500. The Equity 500 Index Fund invests all of its Assets in the Equity 500 Index Portfolio.

The Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio, which has the same investment objective as the Fund.

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WHO MAY INVEST
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By itself, the Fund does not constitute a balanced investment plan. Investors should consider their investment objective and tolerance for risk when making an investment decision. When investors sell their Fund shares, they may be worth more or less than what they originally paid for them.

The Fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially higher long-term returns. The Portfolio invests for growth and does not pursue income. Over time, stocks, although more volatile, have shown greater growth potential than other types of securities. In the shorter-term, however, stock prices can fluctuate dra-matically in response to market factors.

The Fund is not in itself a balanced investment plan. Investors should con-sider their investment objective and tolerance for risk when making an invest-ment decision. When investors sell their Fund shares, they may be worth more or less than what they originally paid for them.

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SUMMARY OF FUND EXPENSES

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The following table provides (i) a summary of expenses relating to purchases and sales of the shares of the Fund and the annual operating expenses of the Fund and the expenses of the Portfolio , as a percentage of average net assets of the Fund; and (ii) an example illustrating the dollar cost of such expenses on a $1,000 investment in the Fund. The trustees of the Trust believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if the trust retained the services of an investment adviser and the Assets of the Fund were invested directly in the type of securities being held by the Portfolio.
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Annual Operating Expenses
(as a percentage of the average daily net assets of the Fund)

Investment advisory fee.................................................. 0.075%
12b-1 fees...............................................................  None
Other expenses (after reimbursements or waivers)......................... 0.175
                                                                          -----
Total operating expenses (after reimbursements or waivers)............... 0.25 %
                                                                          -----

                                                1 year 3 years 5 years 10 years
EXAMPLE                                         ------ ------- ------- --------
You would pay the following expenses for each
 Fund on a $1,000 investment, assuming: (1) 5%
 annual return and (2) redemption at the end
 of each time period..........................   $ 3     $ 8     $14     $32

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The expense table and the example above show the costs and expenses that an investor will bear directly or indirectly as a shareholder of the Fund. The expense table and the example reflect a voluntary undertaking, by Bankers Trust to waive or reimburse expenses such that the total operating expenses will not exceed 0.25% of the Fund's average net assets annually. In the absence of this undertaking, for the fiscal year ended December 31, 1997, the total operating expenses would have been equal to approximately 0.46% of the Fund's average net assets annually. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. Moreover, while each example assumes a 5% annual return, actual performance will vary and may result in a return greater or less than 5%.

The Fund is distributed by ICC Distributors, Inc. ("ICC" or the "Distributor") to investors including customers of Bankers Trust or to customers of another bank, dealer or other financial intermediary that has a sub-shareholder ser-vicing agreement with Bankers Trust (along with Bankers Trust, a "Service Agent"). Some Service Agents may impose certain conditions on their customers in addition to or different from those imposed by the Fund and may charge their customers a direct fee for their services, including transaction fees on purchases and redemptions of Fund shares. Each Service Agent has agreed to transmit to shareholders who are its customers appropriate disclosures of any fees that it may charge them directly.

For more information with respect to the expenses of the Fund and the Portfo-lio see "Management of the Trust and Portfolio" herein.

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FINANCIAL HIGHLIGHTS
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The following table shows selected data for a share outstanding, total invest-
ment return, ratios to average net assets and other supplemental data for the Fund for each period indicated and has been audited by PriceWaterhouseCoopers LLP, the Fund's independent accountants, whose report thereon appears in the Fund's Annual Report which is incorporated by reference to the Fund's SAI.

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
                                                                         December 31, 1992
                              For the year ended December 31,              (Commencement
                           1997      1996      1995      1994     1993    of Operations)
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
Per Share Operating
 Performance:*
Net Asset Value,
 Beginning of Year...... $  99.06  $  82.92  $  62.16  $  63.42  $60.00       $60.00
                         --------  --------  --------  --------  ------       ------
Income From Investment
 Operations
 Net Investment Income..     1.81      1.80      1.74      1.32    1.44          --
 Net Realized and
  Unrealized Gain (Loss)
  on Investments and
  Futures Transactions..    30.59     16.98     21.18     (0.60)   4.26          --
                         --------  --------  --------  --------  ------       ------
 Total from Investment
  Operations............    32.40     18.78     22.92      0.72    5.70          --
                         --------  --------  --------  --------  ------       ------
Distributions To
 Shareholders
 Net Investment Income..    (1.78)    (1.80)    (1.74)    (1.32)  (1.44)         --
 Net Realized Gain from
  Investments and
  Futures Transactions..    (4.73)    (0.84)    (0.42)    (0.66)  (0.84)         --
                         --------  --------  --------  --------  ------       ------
Total Distributions.....    (6.51)    (2.64)    (2.16)    (1.98)  (2.28)         --
                         --------  --------  --------  --------  ------       ------
Net Asset Value, End Of
 Year................... $ 124.95  $  99.06  $  82.92  $  62.16  $63.42       $60.00
                         ========  ========  ========  ========  ======       ======
Total Investment
 Return.................    33.02%    22.83%    37.15%     1.15%   9.53%         --
Supplemental Data And
 Ratios:
 Net Assets, End of Year
  (000s omitted)........ $637,401  $451,762  $277,140  $181,898  $1,835       $  100
 Net Investment Income..     1.59%     2.05%     2.38%     2.68%   2.53%         --
 Expenses, Including
  Expenses of the Equity
  500 Index Portfolio...     0.25%     0.25%     0.25%     0.25%   0.25%         --
 Decrease Reflected in
  Above Expense Ratio
  Due to Absorption of
  Expenses by Bankers
  Trust.................     0.21%     0.22%     0.23%     0.29%   1.82%         --
------------------------------------------------------------------------------------------

* Per share amounts for all years have been restated to reflect 1:6 reverse stock split effective September 4, 1997.

Further information about the Fund's performance is contained in the Fund's Annual Report, dated December 31, 1997, which can be obtained free of charge.

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INVESTMENT OBJECTIVE AND POLICIES
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The Fund seeks to provide investment results that, before Expenses, correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States, as represented by the S&P
500. The Fund offers investors a convenient means of diversifying their hold-ings of common stocks while relieving those investors of the administrative burdens typically associated with purchasing and holding these instruments.

The Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio, which has the same investment objective as the Fund. There can be no assurances that the investment objec-tive of either the Fund or the Portfolio will be achieved. The investment objective of the Fund and the Portfolio is not a fundamental policy and may be changed upon notice to but without the approval of the Fund's shareholders or the Portfolio's investors, respectively. See "Special Information Concerning Master-Feeder Fund Structure" herein.

Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various invest-ments and investment policies of the Portfolio. Additional information about the investment policies of the Portfolio appears in the SAI.

Equity 500 Index Portfolio

The Portfolio is not managed according to traditional methods of "active" investment management, which involve the buying and selling of securities based upon economic, financial, and market analyses and investment judgment. Instead, the Portfolio, utilizing a "passive" or "indexing" investment approach, attempts to replicate, before expenses, the performance of the S&P
500. There is no assurance the Portfolio will achieve its investment objec-tive.

Under normal conditions when the Portfolio's assets are above $10 million, the Portfolio will invest at least 80% of its assets in common stocks of companies which compose the S&P 500. In seeking to duplicate the performance of the S&P 500, Bankers Trust, the Portfolio's investment adviser, will attempt over time to allocate the Portfolio's investments among common stocks in approximately the same weightings as the S&P 500, beginning with the heaviest-weighted stocks that make up a larger portion of the Index's value. Over the long term, Bankers Trust seeks a correlation between the performance of the Portfolio, before expenses, and that of the S&P 500 of 0.98 or better (0.95 or better if Portfolio asset levels are below $10 million). A figure of 1.00 would indicate perfect correlation. In the unlikely event that the targeted correlation is not achieved, the Portfolio's Board of Trustees will consider alternative structures.

The Adviser utilizes a two-stage sampling approach in seeking to obtain its objective. Stage one, which encompasses large cap stocks, maintains the stock holdings at or near their benchmark weights. Large capitalization stocks are defined as those securities which represent 0.10% or more of the index. In stage two, smaller stocks are analyzed and selected using risk characteristics and industry weights in order to match the sector and risk characteristics of the smaller companies in the S&P 500. This approach helps to maximize portfo-lio liquidity while minimizing costs.

Bankers Trust generally will seek to match the composition of the S&P 500 but usually will not invest the Portfolio's stock portfolio to mirror the Index exactly. Because of the difficulty and expense of executing relatively small stock transactions, the Portfolio may not always be invested in the less heav-ily weighted S&P 500 stocks, and may at times have its portfolio weighted dif-ferently from the S&P 500, particularly if the Portfolio has a low level of assets. When the Portfolio's size is greater, Bankers Trust expects to pur-chase more of the stocks in the S&P 500 and to match the relative weighting of the S&P 500 more closely, and anticipates that the Portfolio will be able to mirror, before expenses, the performance of the S&P 500 with little variance at asset levels of $10 million or more. In addition, the Portfolio may omit or remove any S&P 500 stock from the Portfolio if, following objective criteria, Bankers Trust judges the stock to be insufficiently liquid or believes the merit of the investment has been substantially impaired by extraordinary events or financial conditions. Bankers Trust will not purchase the stock of Bankers Trust Corporation, which is included in the Index, and instead will overweight its holdings of companies engaged in similar businesses.

Under normal conditions, Bankers Trust will attempt to invest as much of the Portfolio's assets as is practical in common stocks included in the S&P 500. However, the Portfolio may maintain up to 20% of its assets in short-term debt securities and money market instruments

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hedged with stock index futures and options to meet redemption requests or to facilitate the investment in common stocks. See "Additional Information" for further information.

When the Portfolio has cash from new investments in the Portfolio or holds a portion of its assets in money market instruments, it may enter into stock index futures or options to attempt to increase its exposure to the stock mar-ket. Strategies the Portfolio could use to accomplish this include purchasing futures contracts, writing put options, and purchasing call options. When the Portfolio wishes to sell securities, because of shareholder redemptions or otherwise, it may use stock index futures or options thereon to hedge against market risk until the sale can be completed. These strategies could include selling futures contracts, writing call options, and purchasing put options.

Bankers Trust will choose among futures and options strategies based on its judgment of how best to meet the Portfolio's goals. In selecting futures and options, Bankers Trust will assess such factors as current and anticipated stock prices, relative liquidity and price levels in the options and futures markets compared to the securities markets, and the Portfolio's cash flow and cash management needs. If Bankers Trust judges these factors incorrectly, or if price changes in the Portfolio's futures and options positions are not well correlated with those of its other investments, the Portfolio could be hin-dered in the pursuit of its objective and could suffer losses. The Portfolio could also be exposed to risks if it could not close out its futures or options positions because of an illiquid secondary market.

Short-Term Instruments. The Portfolio intends to stay invested in the securi-ties described above to the extent practical in light of its objective and long-term investment perspective. However, the Portfolio's assets may be invested in short-term instruments with remaining maturities of 397 days or less (or in money market mutual funds) to meet anticipated redemptions and expenses or for day-to-day operating purposes. Short-term instruments consist of: (i) short-term obligations of the U.S. government, its agencies, instru-mentalities, authorities or political subdivisions; (ii) other short-term debt securities rated Aa or higher by Moody's Investors Service, Inc. ("Moody's") or AA or higher by Standard & Poor's ("S&P") or, if unrated, of comparable quality in the opinion of Bankers Trust; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. At the time the Portfolio invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer's parent must have outstanding debt rated Aa or higher by Moody's or AA or higher by S&P or outstanding commercial paper or bank obliga-tions rated Prime-1 by Moody's or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of Bankers Trust. For more information on these rating categories see "Appendix" in the SAI.

Additional Investment Limitations

As a diversified fund, no more than 5% of the assets of the Portfolio may be invested in the securities of one issuer (other than U.S. government securi-ties), except that up to 25% of the Portfolio's assets may be invested without regard to this limitation. The Portfolio will not invest more than 25% of its assets in the securities of issuers in any one industry. In the unlikely event that the S&P 500 should concentrate to an extent greater than that amount, the Portfolio's ability to achieve its investment objective may be impaired. These are fundamental investment policies of the Portfolio which may not be changed without investor approval. No more than 15% of the Portfolio's net assets may be invested in illiquid or not readily marketable securities (including repur-chase agreements and time deposits with remaining maturities of more than seven calendar days). Additional investment policies of the Portfolio are con-tained in the SAI.

About The S&p 500 Index

The S&P 500 is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant por-tion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange Inc. (the "NYSE"). Stocks in the S&P 500 are weighted according to their market capital-ization (i.e., the number of shares outstanding multiplied by the stock's cur-rent price). Bankers Trust believes that the performance of the S&P 500 is representative of the performance of publicly traded common stocks in general. The composition of the S&P 500 is determined by Standard & Poor's Corporation and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time.

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The Fund and the Portfolio are not sponsored, endorsed, sold or promoted by
S&P. S&P makes no representation or warranty, express or implied, to the own-ers of the Fund or the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Fund and the Port-folio particularly or the ability of the S&P 500 to track general stock market performance. S&P does not guarantee the accuracy and/or the completeness of the S&P 500 or any data included therein.

S&P makes no warranty, express or implied, as to the results to be obtained by the Fund or the Portfolio, owners of the Fund or the Portfolio, or any other person or entity from the use of the S&P 500 or any data included therein. S&P makes no express or implied warranties and hereby expressly disclaims all such warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 or any data included therein.

For more complete information about the S&P 500, see the SAI.

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RISK FACTORS: MATCHING THE FUND TO YOUR INVESTMENT NEEDS
-------------------------------------------------------------------------------

By itself, the Fund does not constitute a balanced investment plan. The Fund is designed as a relatively low-cost means for investors to diversify their investment portfolios. As described above, the Portfolio invests in an index of securities that is representative of the stock market as a whole. While the performance of the S&P 500 has fluctuated considerably, the long-term perfor-mance of the S&P 500 has been greater than inflation. Thus, the Fund may make sense for you if you can afford to ride out changes in the stock market both favorable and unfavorable. The Fund's share price, yield and total return will fluctuate and your investment may be worth more or less than your original cost when you redeem your shares.

The ability of the Fund and the Portfolio to meet their investment objective depends to some extent on the cash flow experienced by the Fund and by the other investors in the Portfolio, since investments and redemptions by share-holders of the Fund will generally require the Portfolio to purchase or sell securities. Bankers Trust will make investment changes to accommodate cash flow in an attempt to maintain the similarity of the Portfolio to the S&P 500. You should also be aware that the performance of the S&P 500 is a hypothetical number which does not take into account brokerage commissions and other costs of investing, unlike the Portfolio which must bear these costs. Finally, since the Portfolio seeks to track the S&P 500, Bankers Trust generally will not attempt to judge the merits of any particular stock as an investment.

Portfolio Turnover

The frequency of portfolio transactions--the Portfolio's turnover rate--will vary from year to year depending on market conditions and the Portfolio's cash flows. The Portfolio's annual turnover rate is not expected to exceed 100%. The Portfolio's turnover rates for the years ended December 31, 1997, and 1996, were 19% and 15%, respectively.

Derivatives

The Portfolio may invest in stock index futures and options thereon which are commonly known as derivatives. Generally, a derivative is a financial arrange-ment, the value of which is based on, or "derived" from, a traditional securi-ty, asset or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There are a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securi-ties prices or currency exchange rates and for cash management purposes as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. The Adviser will only use derivatives for cash management purposes. Derivatives will not be used to increase portfo-lio risk above the level that could be achieved using only traditional invest-ment securities or to acquire exposure to changes in the value of assets or indices that by themselves would not be purchased for the Portfolio.

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Special Information Concerning Master-feeder Fund Structure

Unlike other open-end management investment companies (mutual funds) which directly acquire and manage their own portfolio securities, the Fund seeks to achieve its investment objective by investing all of its Assets in the Portfo-lio, a separate registered investment company with the same investment objec-tive as the Fund. Therefore, an investor's interest in the Portfolio's securi-ties is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institu-tional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. There-fore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from Bankers Trust at 1-800-730-1313.

The master-feeder fund structure is relatively complex, so shareholders should carefully consider this investment approach.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the opera-tions of the Portfolio. Except as permitted by the SEC, whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as the votes of the Fund's shareholders. Fund shareholders who do not vote will not affect the Trust's votes at the Portfolio meeting. The percentage of the Trust's votes representing the Fund's shareholders not vot-ing will be voted by the Trustees or officers of the Trust in the same propor-tion as the Fund shareholders who do, in fact, vote.

Certain changes in the Portfolio's investment objective, policies or restric-tions may require the Fund to withdraw its interest in the Portfolio. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are dis-tributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting redemp-tion requests, such as borrowing.

The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the shareholders of the Fund to do so. Upon any such withdrawal, the Board of Trustees of the Trust would consider what action might be taken, including the investment of all the Assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the invest-ment policies described below with respect to the Portfolio.

The Fund's investment objective is not a fundamental policy and may be changed upon notice to but without the approval of the Fund's shareholders. If there is a change in the Fund's investment objective, the Fund's shareholders should consider whether the Fund remains an appropriate investment in light of their then-current needs. The investment objective of the Portfolio is also not a fundamental policy. Shareholders of the Fund will receive 30 days prior writ-ten notice with respect to any change in the investment objective of the Fund or the Portfolio. See "Investment Objective, Policies and Risks" for a description of the fundamental policies of the Portfolio that cannot be changed without approval by the holders of "a majority of the outstanding vot-ing securities" (as defined in the 1940 Act) of the Portfolio.

For descriptions of the investment objective, policies and restrictions of the Portfolio, see "Investment Objective and Policies" herein and in the SAI. For descriptions of the management and expenses of the Portfolio, see "Management of the Trust and Portfolio" herein and in the SAI.

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NET ASSET VALUE
-------------------------------------------------------------------------------

The net asset value ("NAV") per share of the Fund is calculated on each day on which the NYSE is open (each such day being a "Valuation Day"). The NYSE is currently open on each day, Monday through Friday, except (a) January 1st, Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), July 4th, Labor Day (the first Monday in September), Thanksgiving Day (the last Thursday in November) and December 25th; and (b) the preceding Friday or the subsequent Monday when one of the calendar deter-mined holidays falls on a Saturday or Sunday, respectively.

The NAV per share of the Fund is calculated once on each Valuation Day as of the close of regular trading on the NYSE, which is currently 4:00 p.m., East-ern time or in the event that the NYSE closes early, at the time of such early closing (the "Valuation Time"). The NAV per share of the Fund is computed by dividing the value of the Fund's Assets (I.E., the value of its investment in the Portfolio and other assets), less all liabilities, by the total number of its shares outstanding. The Portfolio's securities and other assets are valued primarily on the basis of market quotations or, if quotations are not readily available, by a method which the Portfolio's Board of Trustees believes accu-rately reflects fair value.

Under procedures adopted by the Board, a NAV for a Fund later determined to have been inaccurate for any reason will be recalculated. Purchases and redemptions made at a NAV determined to have been inaccurate will be adjusted, although in certain circumstances, such as where the difference between the original NAV and the recalculated NAV divided by the recalculated NAV is 0.005 (1/2 of 1%) or less or shareholder transactions are otherwise insubstantially affected, further action is not required.

-------------------------------------------------------------------------------
PURCHASE AND REDEMPTION OF SHARES
-------------------------------------------------------------------------------

How To Buy Shares

The Trust accepts purchase orders for shares of the Fund at the NAV per share next determined after the order is received on each Valuation Day. See "Net Asset Value" herein. Shares of the Fund may be available through Investment Professionals, such as broker/dealers and investment advisers (including Serv-ice Agents).

Purchase orders for shares of the Fund (including those purchased through a Service Agent) that are transmitted to the Trust's Transfer Agent (the "Trans-fer Agent"), prior to the Valuation Time on any Valuation Day will be effec-tive at that day's Valuation Time. The Trust and Transfer Agent reserve the right to reject any purchase order.

Shares must be purchased in accordance with procedures established by the Transfer Agent and each Service Agent. It is the responsibility of each Serv-ice Agent to transmit to the Transfer Agent purchase and redemption orders and to transmit to Bankers Trust as the Trust's custodian (the "Custodian") pur-chase payments by the following business day (trade date + 1) after an order for shares is placed. A shareholder must settle with the Service Agent for his or her entitlement to an effective purchase or redemption order as of a par-ticular time. Because Bankers Trust is the Custodian and Transfer Agent of the Trust, funds may be transferred directly from or to a customer's account held with Bankers Trust to settle transactions with the Fund without incurring the additional costs or delays associated with the wiring of Federal funds.

If orders are placed through an Investment Professional, it is the responsi-bility of the Investment Professional to transmit the order to buy shares to the Transfer Agent before 4:00 p.m. Eastern time.

The Transfer Agent must receive payment within one business day after an order for shares is placed; otherwise, the purchase order may be canceled and the investor could be held liable for resulting fees and/or losses.

The Trust and Bankers Trust have authorized one or more brokers to accept on the Trust's behalf purchase and redemption orders for the Fund. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Transfer Agent will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's NAV next computed after it is accepted by an authorized broker or the broker's authorized designee.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Certificates for shares will not be issued. Each shareholder's account will be maintained by a Service Agent or Transfer Agent.

-------------------------------------------------------------------------------
Minimum investments

To Open An Account                  $2,500
For retirement accounts                500
Through automatic investment plans   1,000
To Add To An Account                $  250
For retirement accounts                100
Through automatic investment plan      100
Minimum Balance                     $1,000
For retirement accounts               None

-------------------------------------------------------------------------------

If you are new to BT Pyramid Mutual Funds, complete and sign an account appli-cation and mail it along with your check to the address listed below. If there is no account application accompanying this Prospectus, call the BT Service Center at 1-800-730-1313.

 BT Service Center
 P.O. Box 419210
 Kansas City, MO 64141-6210

Overnight mailings:

 BT Service Center
 210 West 10th Street, 8th Floor
 Kansas City, MO 64105-1716

If you already have money invested in a fund in the BT Family of Funds, you can:

 . Mail an account application with a check,

 . Wire money into your account,

 . Open an account by exchanging from another fund in the BT Family of Funds, or

 . Contact your Service Agent or Investment Professional.

If you are investing through a tax-sheltered retirement plan, such as an IRA, for the first time, you will need a special application. Contact your Invest-ment Professional or call BT Retirement Services Center at 1-800-730-1313 for more information and a retirement account application.
-------------------------------------------------------------------------------

Additional Information About Buying Shares

         To Open an Account                  To Add to an Account

By Wire  Call the BT Service Center at       Call your Investment Professional
         1-800-730-1313 to receive           or wire additional investment to:
         wire instructions for account
         establishment.
                                             Routing No.: 021001033
                                             Attn: Bankers Trust/IFTC Deposit
                                             DDA No.: 00-226-296
                                             FBO: (Account name)
                                             (Account number)
                                             Credit: BT Investment Equity 500
                                             Index Fund--462

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

By Phone  Contact your Service Agent,         Contact your Service Agent,
          Investment Professional, or call    Investment Professional, or call
          BT's Service Center at 1-800-730-   BT's Service Center at 1-800-730-
          1313. If you are an existing        1313. If you are an existing
          shareholder, you may exchange from  shareholder, you may exchange from
          another BT account with the same    another BT account with the same
          registration, including, name,      registration, including, name,
          address, and taxpayer ID number.    address, and taxpayer ID number.

By Mail   Complete and sign the account       Make your check payable to the
          application. Make your check        complete name of the Fund of your
          payable to the complete name of     choice. Indicate your Fund account
          the Fund of your choice. Mail to    number on your check and mail to
          the appropriate address indicated   the address printed on your
          on the application.                 account statement.

-------------------------------------------------------------------------------
How To Sell Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. Your shares shall be sold at the next NAV calculated after an order is received by the Transfer Agent. Redemption requests should be transmitted by customers in accordance with procedures established by the Transfer Agent and the Shareholder's Service Agent. Redemp-tion requests for shares of the Fund received by the Service Agent and trans-mitted to the Transfer Agent prior to the Valuation Time on each Valuation Day will be effective at that day's Valuation Time and the redemption proceeds normally will be delivered to the shareholder's account the next day, but in any event within seven calendar days following receipt of the request.

Service Agents may allow redemptions or exchanges by telephone and may dis-claim liability for following instructions communicated by telephone that the Service Agent reasonably believes to be genuine. The Service Agent must pro-vide the investor with an opportunity to choose whether or not to utilize the telephone redemption or exchange privilege. The Transfer Agent and the Service Agent must employ reasonable procedures to confirm that instructions communi-cated by telephone are genuine. If the Shareholder Servicing Agent does not do so, it may be liable for any losses due to unauthorized or fraudulent instruc-tions. Such procedures may include, among others, requiring some form of per-sonal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions and/or tape recording of telephone instructions.

Redemption orders are processed without charge by the Trust. A Service Agent may on at least 30 days' notice involuntarily redeem a shareholder's account with the Fund having a balance below the minimum, but not if an account is below the minimum due to a change in market value. See "Minimum Investments" above for minimum balance amounts.

To sell shares in a retirement account, your request must be made in writing, except for exchanges to other eligible funds in the BT Family of Funds, which can be requested by phone or in writing. For information on retirement distri-butions, contact your Service Agent or call the BT Service Center at 1-800-730-1313.

If you are selling some but not all of your non-retirement account shares, leave at least $1,000 worth of shares in the account to keep it open.

To sell shares by bank wire you will need to sign up for these services in advance when completing your account application.

Certain requests must include a signature guarantee to protect you and Bankers Trust from fraud. Redemption requests in writing must include a signature guarantee if any of the following situations apply:

 . Your account registration has changed within the last 30 days,

 . The check is being mailed to a different address than the one on your account (record address),

 . The check is being made payable to someone other than the account owner,

 . The redemption proceeds are being transferred to a BT account with a differ-ent registration, or

 . You wish to have redemption proceeds wired to a non-predesignated bank account.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

A signature guarantee is also required if you change the pre-designated bank information for receiving redemption proceeds on your account.

You should be able to obtain a signature guarantee from a bank, broker, deal-er, credit union (if authorized under state law), securities exchange or asso-ciation, clearing agency, or savings association. A notary public cannot pro-vide a signature guarantee.

Additional Information About Selling Shares

By Wire -- You must sign up for the wire feature before using it. To verify that it is in place, call 1-800-730-1313. Minimum wire: $1,000. Your wire redemption request must be received by the Transfer Agent before 4:00 p.m. Eastern time for money to be wired on the next business day.

In Writing -- Write a signed "letter of instruction" with your name, the Fund's name and Fund's number, your Fund account number, the dollar amount or number of Shares to be redeemed, and mail to one of the following addresses:

 BT Service Center
 P.O. Box 419210
 Kansas City, MO 64141-6210

Overnight mailings:

 BT Service Center
 210 West 10th Street, 8th Floor
 Kansas City, MO 64105-1716

For Trust accounts, the trustee must sign the letter indicating capacity as trustee. If the trustee's name is not on the account registration, provide a copy of the trust document certified within the last 60 days.

For a Business or Organization account, at least one person authorized by cor-porate resolution to act on the account must sign the letter.

Unless otherwise instructed, the Transfer Agent will send a check to the account address of record. The Trust reserves the right to close investor accounts via 30 day notice in writing if the Fund account balance falls below the Fund minimums.

Investor Services

BT Pyramid Mutual Funds provides a variety of services to help you manage your account. Information Services Statements and reports that your Investment Pro-fessional or the Transfer Agent may send to you include the following:

 . Confirmation statements (after every transaction that affects your account balance, including distributions or your account registration)

 . Account statements (monthly)

 . Financial reports (every six months)

To reduce expenses, only one copy of most financial reports will be mailed, even if you have more than one account in the Fund. Call your Investment Pro-fessional or the BT Service Center at 1-800-730-1313 if you need additional copies of financial reports.

Exchange Privilege

Shareholders may exchange their shares for shares of certain other funds in the BT Family of Funds registered in their state. The Fund reserves the right to terminate or modify the exchange privilege in the future. To make an exchange, follow the procedures indicated in "How to Buy Shares" and "How to Sell Shares" herein. Before making an exchange, please note the following:

 . Call your Service Agent for information and a prospectus. Read the prospec-tus for relevant information.

 . Your new account will have the identical account registration including the same name, address and taxpayer identification number as your existing account(s).

 . Each exchange represents the sale of shares of one fund and the purchase of shares of another, which may produce a gain or loss for tax purposes. Your Service Agent will receive a written confirmation of each exchange transac-tion.

Note that exchanges out of a Fund may be limited to four per calendar year and that they may have tax consequences for you.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Systematic Programs

To move money from your bank account to BT Pyramid Mutual Funds

  Minimum Minimum
  Initial Subsequent Frequency           Setting Up Or Changing
                                         For a new account, complete the
  $1,000     $100    Monthly, bimonthly, appropriate section on the
                     quarterly or semi-  application.
                     annually
                                         For existing accounts, call your
                                         Investment Professional for an
                                         application. To change the amount or
                                         frequency of your investment, contact
                                         your Investment Professional directly
                                         or call 1-800-730-1313. Call at least
                                         10 business days prior to your next
                                         scheduled investment date.

Systematic Withdrawal Program lets you set up periodic redemptions from your account.

  Minimum Frequency                                     Setting Up Or Changing
  $ 100   Monthly, quarterly, semi-annually or annually To establish, call your
                                                        Investment Professional
                                                        or call 1-800-730-1313
                                                        after your account is
                                                        open. The accounts from
                                                        which the withdrawals
                                                        will be processed must
                                                        have a minimum balance
                                                        of $10,000, other than
                                                        retirement accounts
                                                        subject to required
                                                        minimum distributions.

Tax-saving Retirement Plans

Retirement plans offer significant tax savings and are available to individu-als, partnerships, small businesses, corporations, nonprofit organizations and other institutions. Contact Bankers Trust for further information. Bankers Trust can set up your new account in the Fund under a number of several tax-savings or tax-deferred plans. Minimums may differ from those listed elsewhere in this Prospectus.

 . Individual Retirement Accounts (IRAs): personal savings plans that offer tax advantages for individuals to set aside money for retirement and allow new contributions of $2,000 per tax year.

 . Rollover IRAs: tax-deferred retirement accounts that retain the special tax advantages of lump sum distributions from qualified retirement plans and transferred IRA accounts.

-------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

Distributions. The Fund distributes substantially all of its net investment income and capital gains to shareholders each year. Income dividends are dis-tributed quarterly. In addition, the Fund will distribute net capital gains, if any, at least annually and potentially semi-annually, if required, to remain in compliance with the applicable tax regulations. Unless a shareholder instructs the Trust to pay such dividends and distributions in cash, they will be automatically reinvested in additional shares of the Fund.

Federal taxes. The Fund intends to qualify as a regulated investment company, as defined in the Internal Revenue Code of 1986, as amended (the "Code"). Pro-vided the Fund meets the requirements imposed by the Code and distributes all of its income and gains, the Fund will not pay any Federal income or excise taxes. The Portfolio will also not be required to pay any Federal income or excise taxes.

Distributions from the Fund's income and short-term capital gains are taxed as dividends, and long-term capital gain distributions are taxed as long-term capital gains. The Fund's distributions are taxable when they are paid, whether you take them in cash or reinvest them in additional shares. Distribu-tions declared to shareholders of record in November and December and paid in January are taxable as if paid on December 31. The

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Fund will send each shareholder a tax statement by January 31 showing the tax status of the distributions received in the past year.

Capital Gains. You may realize a capital gain or loss when you redeem (sell) or exchange shares. Because the tax treatment also depends on your purchase price and your personal tax position, you should keep your regular account statements to use in determining your tax.

"Buying A Dividend." On the ex-date for a distribution from income and/or cap-ital gains, the Fund's share value is reduced by the amount of the distribu-tion. If you buy shares just before the ex-date ("buying a dividend"), you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Other Tax Information. In addition to Federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. You should consult with your own tax adviser concerning the application of Federal, state and local taxes to your distributions from the Fund.

-------------------------------------------------------------------------------
PERFORMANCE INFORMATION AND REPORTS
-------------------------------------------------------------------------------

The Fund's performance may be used from time to time in advertisements, share-holder reports or other communications to shareholders or prospective share-holders. Performance information may include the Fund's investment results and/or comparisons to the Lipper S&P 500 Funds' Average, or other various unmanaged indices, such as the S&P 500, or results of other mutual funds or investment or savings vehicles. In addition, the Fund may compare various Portfolio characteristics such as beta, price earnings ratio and sector diver-sification to those of various unmanaged indices or other mutual funds or investment or savings vehicles. The Fund's investment results as used in such communications will be calculated on a yield or total rate of return basis in the manner set forth below. From time to time, fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc., Value Line and Morningstar, Inc.

The Trust may provide period and average annualized "total return" quotations for the Fund. The Fund's "total return" refers to the change in the value of an investment in the Fund over a stated period based on any change in NAV per share and including the value of any shares purchasable with any dividends or capital gains distributed during such period. Period total return may be annualized. An annualized total return is a compounded total return which assumes that the period total return is generated over a one-year period, and that all dividends and capital gain distributions are reinvested. An annualized total return will be higher than a period total return if the period is shorter than one year, because of the compounding effect.

The Trust may provide annualized "yield" quotations for the Fund. The "yield" of the Fund refers to the income generated by an investment in the Fund over a 30-day or one-month period (which period shall be stated in any such adver-tisement or communications). This income is then annualized; that is, the amount generated by the investment over the period is assumed to be generated over a one-year period and is shown as a percentage of investment.

Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Portfo-lio and changes in the Fund's expenses. In addition, during certain periods for which total return or yields may be provided, Bankers Trust, as Adviser, Service Agent or Administrator, may have voluntarily agreed to waive portions of its fees on a month-to-month basis. Such waiver will have the effect of increasing the Fund's net income (and therefore its total return or yield) during the period such waivers are in effect.

Shareholders will receive financial reports semi-annually that include the Portfolio's financial statements, including a listing of investment securities held by the Portfolio at those dates. Annual reports are audited by indepen-dent accountants.

-------------------------------------------------------------------------------
MANAGEMENT OF THE TRUST AND PORTFOLIO
-------------------------------------------------------------------------------

Board of Trustees

The affairs of the Trust and the Portfolio are managed under the supervision of their respective Boards of Trustees. By virtue of the responsibilities assumed by Bankers Trust, the administrator of the Trust and Portfolio, nei-ther the Trust nor the Portfolio requires employees other than its executive officers. None of the executive officers of the Trust or the Portfolio devotes full time to the affairs of the Trust or the Portfolio.

The Trustees of the Trust who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees") of the Trust or of the Portfolio, as the case may be, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest, up to and including creating sepa-rate boards of trustees, arising from the fact that several of the same indi-viduals are Trustees of the Trust and the Portfolio. For more information with respect to the Trustees of both the Trust and the Portfolio, see "Management of the Trust and Portfolio" in the SAI.

Investment Adviser

The Trust has not retained the services of an investment adviser since the Trust seeks to achieve the investment objective of the Fund by investing all the Assets of the Fund in the Portfolio. The Portfolio has retained the serv-ices of Bankers Trust, as investment adviser.

Bankers Trust Company and Its Affiliates

Bankers Trust Company, a New York banking corporation with principal offices at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, is a wholly owned subsidiary of Bankers Trust Corporation. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. As of December 31, 1997, Bankers Trust Corporation was the seventh largest bank holding company in the United States with total assets of over $100 billion. Bankers Trust is dedicated to servicing the needs of corpora-tions, governments, financial institutions and private clients through a global network of over 90 offices in more than 50 countries. Investment man-agement is a core business of Bankers Trust, built on a tradition of excel-lence from its roots as a trust bank founded in 1903. The scope of Bankers Trust's investment management capability is unique due to its leadership posi-tions in both active and passive quantitative management and its presence in major equity and fixed income markets around the world. Bankers Trust is one of the nation's largest and most experienced investment managers, with over $300 billion in assets under management globally. Of that total, approximately $148 billion are in U.S. equity index assets alone.

On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related recordkeeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $60 million fine to federal authorities. Separately, Bankers Trust agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.

Bankers Trust has more than 50 years of experience managing retirement assets for the nation's largest corporations and institutions. In the past, these clients have been serviced through separate account and commingled fund struc-tures. Now, the BT Family of Funds brings Bankers Trust's extensive index fund investment management expertise--once available to only the largest institu-tions in the U.S.--to individual investors. Bankers Trust's officers have had extensive experience in managing investment portfolios having objectives simi-lar to those of the Portfolio.

On November 30, 1998, Bankers Trust Corporation entered into an Agreement and Plan of Merger with Deutsche Bank AG under which Bankers Trust Corporation would merge with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. The transaction is con-tingent upon various regulatory approvals, and con-

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
tinuation of the Fund's advisory relationship with Bankers Trust thereafter is subject to the approval of Fund shareholders. If the transaction is approved and completed, Deutsche Bank AG, as Bankers Trust's new parent company, will control its operations as investment adviser. Bankers Trust believes that, under this new arrangement, the services provided to the Fund will be main-tained at their current level.

Bankers Trust, subject to the supervision and direction of the Board of Trust-ees of the Portfolio, manages the Portfolio in accordance with the Portfolio's investment objectives and stated investment policies, makes investment deci-sions for the Portfolio, places orders to purchase and sell securities and other financial instruments on behalf of the Portfolio and employs profes-sional investment managers and securities analysts who provide research serv-ices to the Portfolio. Bankers Trust may utilize the expertise of any of its worldwide subsidiaries and affiliates to assist in its role as investment adviser. All orders for investment transactions on behalf of the Portfolio are placed by Bankers Trust with broker-dealers and other financial intermediaries that it selects, including those affiliated with Bankers Trust. A Bankers Trust affiliate will be used in connection with a purchase or sale of an investment for the Portfolio only if Bankers Trust believes that the affili-ate's charge for the transaction does not exceed usual and customary levels. The Portfolio will not invest in obligations for which Bankers Trust or any of its affiliates is the ultimate obligor or accepting bank. The Portfolio may, however, invest in the obligations of correspondents and customers of Bankers Trust.

Bankers Trust receives an investment advisory fee from the Portfolio, computed daily and paid monthly, at the annual rate of 0.075% of the average daily net assets of the Portfolio. Under certain circumstances Bankers Trust has agreed to pay fees to certain securities brokers, dealers and other entities that facilitate the sale of Fund shares, and in connection therewith provide admin-istrative, shareholder, or distribution related services to the Fund or its shareholders. Fees paid to entities that administer mutual fund "supermarkets" may be higher than fees paid for other types of services.

Bankers Trust has been advised by its counsel that, in counsel's opinion, Bankers Trust currently may perform the services for the Trust and the Portfo-lio described in this Prospectus and the SAI without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

Portfolio Manager

Mr. Frank Salerno, Managing Director of Bankers Trust, is responsible for the day-to-day management of the Portfolio. Mr. Salerno has been employed at Bank-ers Trust since 1981 and has managed the Portfolio's assets since the Portfo-lio commenced operations.

Administrator

Under its Administration and Services Agreement with the Trust, Bankers Trust calculates the NAV per share of the Fund and generally assists the Board of Trustees of the Trust in all aspects of the administration and operation of the Trust. The Administration and Services Agreement provides for the Trust to pay Bankers Trust a fee, computed daily and paid monthly, at the annual rate of 0.30% of the average daily net assets of the Fund.

Under an Administration and Services Agreement with the Portfolio, Bankers Trust calculates the value of the assets of the Portfolio and generally assists the Board of Trustees of the Portfolio in all aspects of the adminis-tration and operation of the Portfolio. For these services, the Portfolio pays Bankers Trust a fee, computed daily and paid monthly, equal to the lesser of 0.05% of the average daily net assets of the Portfolio or an amount that brings the total operating expenses of the Portfolio to 0.08% of the average daily net assets of the Portfolio. Under each Administration and Services Agreement, Bankers Trust may delegate one or more of its responsibilities to others at Bankers Trust's expense. For more information, see the SAI.

Distributor

ICC Distributors, Inc. is the principal distributor for shares of the Fund. In addition, ICC provides distribution services for other registered investment companies. The principal business address of ICC and its affiliates is Two Portland Square, Portland, Maine 04101.

Service Agent

All shareholders must be represented by a Service Agent. Bankers Trust acts as a Service Agent pursuant to its Administration and Services Agreement with the Trust and receives no additional compensation from the Fund for such share-holder services. The service fees of any other Service Agents, including bro-ker-dealers, will be paid by Bankers Trust from its fees. The services pro-vided by a Service Agent may include establishing and maintaining shareholder accounts, processing pur-

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
chase and redemption transactions, arranging for bank wires, performing share-holder sub-accounting, answering client inquiries regarding the Trust, assist-ing clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance, transmit-ting proxy statements, periodic reports, updated prospectuses and other commu-nications to shareholders and, with respect to meetings of shareholders, col-lecting, tabulating and forwarding to the Trust executed proxies and obtaining such other information and performing such other services as the Administrator or the Service Agent's clients may reasonably request and agree upon with the Service Agent. Service Agents may separately charge their clients additional fees only to cover provision of additional or more comprehensive services not already provided under the Administration and Services Agreement with Bankers Trust, or of the type or scope not generally offered by a mutual fund, such as cash management services or enhanced retirement or trust reporting. In addi-tion, investors may be charged a transaction fee if they effect transactions in Fund shares through a broker or agent. Each Service Agent has agreed to transmit to shareholders, who are its customers, appropriate disclosures of any fees that it may charge them directly.

Custodian and Transfer Agent

Bankers Trust acts as Custodian of the assets of theTrust and the Portfolio and serves as the Transfer Agent for the Trust and the Portfolio under the Administration and Services Agreement with the Trust and the Portfolio.

Organization of the Trust

The Trust was organized on February 28, 1992 under the laws of the Common-wealth of Massachusetts. The Fund is a separate series of the Trust. The Trust offers shares of beneficial interest of separate series, par value $0.001 per share. The shares of the other series of the Trust are offered through sepa-rate prospectuses. No series of shares has any preference over any other series.

The Trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under cer-tain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

When matters are submitted for shareholder vote, shareholders of the Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of the Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of the Fund are not entitled to vote on Trust matters that do not affect the Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trust-ees holding office have been elected by shareholders, at which time the Trust-ees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's out-standing shares. As of April 1, 1998, Bankers Trust Company Customer 401(k), Columbus, Ohio, acting in various capacities for numerous accounts owned approximately 36.95% of the Fund, and, therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters as presented for a vote of shareholders.

The Portfolio, in which all the Assets of the Fund will be invested, is orga-nized as a trust under the laws of the State of New York. The Portfolio's Dec-laration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring finan-cial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio.

Each series in the Trust will not be involved in any vote involving a Portfo-lio in which it does not invest its Assets. Shareholders of all of the series of the Trust will, however, vote together to elect Trustees of the Trust and for certain other matters. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

Expenses of the Fund and Portfolio

The Fund bears its own expenses. Operating expenses for the Fund generally consist of all costs not specifi-

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cally borne by Bankers Trust or ICC, including administration and services fees, fees for necessary professional services, amortization of organizational expenses, and costs associated with regulatory compliance and maintaining legal existence and shareholder relations. Bankers Trust has agreed to reim-burse the Fund to the extent required by applicable state law for certain expenses that are described in the SAI. The Portfolio bears its own expenses. Operating expenses for the Portfolio generally consist of all costs not specifically borne by Bankers Trust or ICC, including invest-ment advisory and administration and services fees, fees for necessary profes-sional services, amortization of organizational expenses, the costs associated with regulatory compliance and maintaining legal existence and investor relations.

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ADDITIONAL INFORMATION
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REPURCHASE AGREEMENTS. In a repurchase agreement the Portfolio buys a security and simultaneously agrees to sell it back at a higher price. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio could experience delays in recovering either its cash or selling the securi-ties subject to the repurchase agreement. To the extent that, in the meantime, the value of the securities repurchased had decreased or the value of the securities had increased, the Portfolio could experience a loss. In all cases, Bankers Trust must find the creditworthiness of the other party to the trans-action satisfactory.

SECURITIES LENDING. The Portfolio is permitted to lend up to 30% of the total value of its securities. These loans must be secured continuously be cash or securities issued or guaranteed by the United States government, its agencies or instrumentalities or by a letter of credit at least equal to the market value of the securities loaned plus accrued income. By lending its securities, the Portfolio may increase its income by continuing to receive income on the loaned securities as well as by the opportunity to receive interest on the collateral. During the term of the loan, a Portfolio continues to bear the risk of fluctuations in the price of the loaned securities. In lending securi-ties to brokers, dealers and other organizations, the Portfolio is subject to risks which, like those associated with other extensions of credit, include delays in receiving additional collateral, in recovery should the borrower fail financially and possible loss of the collateral. Upon receipt of appro-priate regulatory approval, cash collateral may be invested in a money market fund managed by Bankers Trust (or its affiliate) and Bankers Trust may serve as the Portfolio's lending agent and may share in revenue received from secu-rities lending transactions as compensation for this service.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Portfolio may purchase secu-rities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take place as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no income accrues to the Portfolio until settlement takes place. The Portfolio segregates with the Custodian liquid securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, the Portfolio will rely on the other party to consummate the transaction; if the other party fails to do so, the Portfolio may be disadvantaged.

OPTIONS ON STOCK INDICES. The Portfolio may purchase and write put and call options on stock indices listed on stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index.

Options on stock indices are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its posi-

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tion in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market seg-ment, rather than movements in the price of a particular stock. Accordingly, successful use by the Portfolio of options on stock indices will be subject to Bankers Trust's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

Futures Contracts on Stock Indices. The Portfolio may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities ("Futures Contracts"). This investment technique is designed only to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Portfolio or adversely affect the prices of securities which are intended to be purchased at a later date for the Port-folio. A Futures Contract may also be entered into to close out or offset an existing futures position.

In general, each transaction in Futures Contracts involves the establishment of a position which will move in a direction opposite to that of the invest-ment being hedged. If these hedging transactions are successful, the futures positions taken for the Portfolio will rise in value by an amount which approximately offsets the decline in value of the portion of the Portfolio's investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

Although Futures Contracts would be entered into for cash management purposes only, such transactions do involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market being hedged, a potential lack of liquidity in the secondary market and incorrect assessments of market trends which may result in poorer overall performance than if a Futures Contract had not been entered into.

Brokerage costs will be incurred and "initial margin" will be required to be posted and maintained as a good-faith deposit against performance of obliga-tions under Futures Contracts written for the Portfolio. The Portfolio may not purchase or sell a Futures Contract (or options thereon) if immediately there-after its margin deposits on its outstanding Futures Contracts (and its pre-mium paid on outstanding options thereon) would exceed 5% of the market value of the Portfolio's total assets.

Options on Futures Contracts. The Portfolio may invest in options on such Futures Contracts for similar purposes.

Asset Coverage. The Portfolio will cover the Portfolio's transactions in futures and related options, as well as in when-issued and delayed delivery, as required under applicable interpretations of the SEC, either by owning the underlying securities or segregating with the Portfolio's Custodian liquid securities in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these instruments or contracts.

BT PYRAMID MUTUAL FUNDS
BT INVESTMENT EQUITY 500 INDEX FUND

Investment Adviser of the Portfolio and Administrator
BANKERS TRUST COMPANY
130 Liberty Street
(One Bankers Trust Plaza)
New York, NY 10006

Distributor
ICC DISTRIBUTORS, INC.
Two Portland Square
Portland, Maine 04101

Custodian and Transfer Agent
BANKERS TRUST COMPANY
130 Liberty Street
(One Bankers Trust Plaza)
New York, NY 10006

Independent Accountants
PRICEWATERHOUSECOOPERS LLP
250 West Pratt Street
Baltimore, Maryland 21201

Counsel
WILLKIE FARR & GALLAGHER
787 7th Avenue
New York, NY 10019

                           ------------------------

No person has been authorized to give any information or to make any represen-tations other than those contained in the Trust's Prospectuses, its Statements of Additional Information or the Trust's official sales literature in connec-tion with the offering of the Trust's shares and, if given or made, such other information or representations must not be relied on as having been authorized by the Trust. This Prospectus does not constitute an offer in any state in which, or to any person to whom, such offer may not lawfully be made.

                           ------------------------
Cusip #055847107
STA462300 (4/99)